1 Classification: Confidential January 31, 2024 Attn: Garrett Dutkiewicz HI-POWER, LLC (“HI-POWER” or “Buyer”) 200 Braddock Ave Turtle Creek, PA Re: Pricing Agreement for SABIC LNP STAT-KON™ and NORYL™-Branded PPE Resins (the “Agreement”) Dear Garrett, This Agreement, together with the attachments, which are incorporated herein by reference, set forth the pricing terms that govern the sale of LNP STAT-KON and NORYL-branded PPE resins for the purpose molding of tanks, lids and terminal mounting brackets (the “Product(s)”) listed on Attachment A by SHPP US LLC or by a local Affiliate of SHPP Holding BV (“SABIC” or “SHPP”) to HI-POWER’s third party processors (“Authorized Purchasers”) listed on Attachment B. HI-POWER and SHPP may be referred to individually as a “Party” and collectively as the “Parties.” I. Term and Termination. This Agreement shall be effective as of the date on which both Parties have executed this Agreement and terminate on December 31, 2028, unless earlier terminated in accordance with this paragraph or paragraph IV below. The Parties may terminate this Agreement in whole or in part at any time upon *** written notice to the non-terminating Party for any or no reason. If a Party acts in material breach of its obligation under this Agreement, the non-breaching Party may terminate this Agreement by sending a written notice to the breaching Party, such notice to be effective immediately. II. OEM Pricing. Prices set forth in Attachment A are only applicable to direct shipments of Product from SHPP to HI-POWER Authorized Purchasers. III. Change of Conditions. Performance of this Agreement is contingent upon meeting the requirements of the Parties in an economical and reasonable manner. Either Party may request adjustments to this Agreement if, in its sole judgment, conditions have changed significantly since the commencement of the Agreement, including, without limitation: *** IV. Requirements, Exclusivity. 1. SHPP shall be the exclusive manufacturer and supplier of Product to HI-POWER via its Authorized Purchasers. 2. Subject to the terms of this section, from January 1, 2024 to December 31, 2026, SHPP agrees that HI-POWER shall have the exclusive right to purchase LNP STAT-KON grade FG000Z – BKNAT from SHPP (the “Sales Exclusivity Period”) within the market space of zinc -bromine bi-polar electrodes to be used in stationary utility storage. HI-POWER’s aforementioned exclusive right to purchase for the Sales Exclusivity Period is: (1) global in scope and not limited to a single jurisdiction; and (2) conditioned upon HI-POWER’s Authorized Purchasers – in the aggregate – meeting annual minimum purchase volumes of LNP STAT-KON grade FG000Z as follows: Calendar Year Annual Minimum Purchase Volume (kg) 2024 *** 2025 *** 2026 *** If HI-POWER’s Authorized Purchasers do not meet an Annual Minimum Purchase Volume listed above for a given calendar year, then in the first quarter of the immediately succeeding calendar year, SHPP reserves the right, in its sole discretion, to review and adjust the Sales Exclusivity Period, up to and including immediate termination.

2 Classification: Confidential 3. HI-POWER agrees to direct its Authorized Purchasers to procure one hundred percent (100%) of their current Product requirements for HI-POWER exclusively from SHPP for the term of the Agreement. *** SHPP agrees to produce and deliver Product to Authorized Purchasers in sufficient quantity and quality in accordance with the terms and provisions of the agreement concluded between SHPP and each Authorized Purchaser. If SHPP is not able to make sufficient quantities of Product available to Authorized Purchasers, then Authorized Purchasers shall be free to purchase Product or alternative material from third parties and be excused from requirements provisions set forth herein for as long as a shortage exists. V. Miscellaneous. 1. Affiliates. Affiliate means, in relation to a Party, any individual or entity that at any time controls, is controlled by, or is under common control with, such party, with "control" meaning directly or indirectly owning a majority equity interest in, or otherwise having the power to direct the business affairs of, the controlled entity. 2. Integration. This Agreement supersedes all previous agreements and understandings between the Parties with respect to the subject matter herein, and may not be modified except by a written document, which expressly states the intention of the Parties to modify this Agreement or any part thereof, and signed by the duly authorized representatives of the Parties. 3. Waiver. Any delay or failure in the exercise of any right under this Agreement shall not represent a waiver or forbearance of such right and shall not prejudice the future exercise of such right. The rights provided for herein are cumulative and not exclusive of any rights provided by law. 4. Governing Law. This Agreement shall be governed exclusively by, and interpreted exclusively in accordance with, the laws of the State of New York and Federal District Courts located in New York, New York. [Signature page follows] Agreed to and signed by: HI-POWER, LLC SHPP US LLC By: By: Name: Name: Title: Title: Date: Date: